EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                               OFFER TO EXCHANGE

                                   NEFF CORP.


                  10 1/4-% SENIOR SUBORDINATED NOTES DUE 2008
          FOR REGISTERED 10 1/4-% SENIOR SUBORDINATED NOTES DUE 2008


        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
           ON      , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").


          To: State Street Bank and Trust Company, The Exchange Agent

               BY MAIL:                                      OVERNIGHT COURIER:
   State Street Bank & Trust Company                  State Street Bank & Trust Company
       Corporate Trust Departmen                         Corporate Trust Department
              P.O. Box 77                                  Two International Place
      Boston, Massachusetts 02102                        Boston, Massachusetts 02110
       Attention: Kellie Mullen                           Attention: Kellie Mullen


 BY HAND IN NEW YORK (AS DROP AGENT):                        BY HAND IN BOSTON:
State Street Bank & Trust Company, N.A.               State Street Bank & Trust Company
              61 Broadway                                  Two International Place
  15th Floor, Corporate Trust Window              Fourth Floor, Corporate Trust Department
       New York, New York 10006                          Boston, Massachusetts 02110


        FACSIMILE TRANSMISSION:                             CONFIRM BY TELEPHONE:
   (For Eligible Institutions Only)                             (617) 664-5314
             (617) 664-5290


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


     The undersigned acknowledges that he or she has received the Prospectus
dated June   , 1998 (the "Prospectus") of Neff Corp., a Delaware corporation
(the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 10-% Senior Subordinated Notes due 2008, (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 10-% Senior Subordinated Notes due 2008 (the "Old Notes"), of which $100,000,000 principal amount is outstanding. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.


     The Letter of Transmittal is to be used by Holders of Old Notes (i) if certificates representing the Old Notes are to be physically delivered herewith or (ii) if tender of Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus.


     The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW


                    DESCRIPTION OF 10 1/4 SENIOR SUBORDINATED NOTES DUE 2008 (OLD NOTES)
------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT
                                                                  AGGREGATE PRINCIPAL    TENDERED (MUST BE
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S):   CERTIFICATE    AMOUNT REPRESENTED   IN INTEGRAL MULTIPLE
            (PLEASE FILL IN, IF BLANK)               NUMBER(S)     OF CERTIFICATE(S)        OF $1,000)*
------------------------------------------------------------------------------------------------------------

                                                   ------------- --------------------- ---------------------

                                                   ------------- --------------------- ---------------------

                                                   ------------- --------------------- ---------------------

                                                   ------------- --------------------- ---------------------

                                                   TOTAL
------------------------------------------------------------------------------------------------------------

 * Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

   If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal. The minimum permitted tender is $1,000 in principal amount of Old Notes. All tenders must be integral multiples of $1,000.


        SPECIAL PAYMENT INSTRUCTIONS                                         SPECIAL DELIVERY INSTRUCTIONS
        (See Instructions 4, 5 and 6)                                    (See Instructions 4, 5 and 6)
                                                                To be completed ONLY if certificates for Old
    To be completed ONLY if certificates for                   Notes in a principal amount or not accepted for
   Old Notes in a principal amount or not                      exchanges, or New Notes issued in exchange for Old
   accepted for exchanges, or New Notes issued in              Notes accepted for exchange, are to be sent to
   exchanges for Old Notes accepted for                        someone other than the undersigned, or to the
   exchange, are to be issued in the name of                   undersigned at an address other than that shown
   someone other than the undersigned.                         above.


   Name:_______________________________                        Name:_______________________________

   Address:____________________________                        Address:____________________________

   ____________________________________                        ____________________________________
                 (Zip Code)                                                  (Zip Code)

   ____________________________________                        ____________________________________
       (Taxpayer Identification                                    (Taxpayer Identification
        or Social Security No.)                                     or Social Security No.)


[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.


 Name:_________________________________________________________________________

 Address:______________________________________________________________________

Ladies and Gentlemen:


     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.


     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the Holder, that neither the Holder nor any such other person has an arrangement with any person to participate in the distribution of such New Notes within the meaning of the Securities Act and that neither the Holder nor any such other person is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or any of its subsidiaries or, if such Holder is an "affiliate," that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Old Notes to be exchanged for New Notes were acquired as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby.


     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.


     If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Payment Instructions" as promptly as practicable after the Expiration Date.


     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.


     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.


     Unless otherwise indicated under "Special Payment Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery

Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures. In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.


     Holders of the Old Notes who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal printed below.


                        PLEASE SIGN HERE WHETHER OR NOT
                OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY


X ___________________________________________________        Date:______________

X ___________________________________________________        Date:______________
         Signature(s) of Registered Holder(s)
                or Authorized Signatory

Area Code and Telephone No.:____________________________________________________


     The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal printed below.


Name(s):________________________________________________________________________
                                (Please Print)

Capacity:_______________________________________________________________________

Address:________________________________________________________________________
                              (Include Zip Code)


              Signature(s) Guaranteed by an Eligible Institution
                        (If required by Instruction 5)

________________________________________________________________________________
                            (Authorized Signature)

________________________________________________________________________________
                                    (Title)

________________________________________________________________________________
                                (Name of Firm)

Dated:__________, 1998

             INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER


     1. Delivery of this Letter of Transmittal and Old Notes.


     The tendered Old Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. If sent by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Company.


     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three business days after the date of the execution of the Notice of Guaranteed Delivery , this Letter of Transmittal (or facsimile hereof) together with the certificates representing the Old Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificates representing all tendered Old Notes in proper form for transfer, must be received by the Exchange Agent within three business days after the date of the execution of the Notice of Guaranteed Delivery , all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his or her Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.


     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which might, in the judgment of the Company or counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects or irregularities or conditions of tender as to the Exchange Offer and/or particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.


     2. Tender by Holder.


     Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power from the registered holder.


     3. Partial Tenders.


     Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 10-% Senior Subordinated Notes due 2008 (Old Notes)" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal and Consent, promptly after the Old Notes are accepted for exchange.


     4. Withdrawal of Tenders.


     To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"),
(ii) identify the Old Notes to be withdrawn (including the registered number or numbers and principal amount of such Old Notes or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have State Street Bank & Trust Company, the trustee with respect to the Old Notes (the "Trustee"), register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly re-tendered. Properly withdrawn Old Notes may be re-tendered by following one of the procedures set forth in this letter at any time prior to 5:00 p.m., New York City time, on the Expiration Date.


     5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.


     If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.


     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Old Notes tendered and the certificate or certificates for New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person or persons other than the registered Holder or Holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed by the registered Holder or Holders exactly as the name or names of the registered Holder or Holders appear on the Old Notes. If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.


     Endorsements on Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.


     Except as otherwise provided below, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal need not be guaranteed if
(i) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" or (ii) such Old Notes are tendered for the account of an Eligible Institution.


     6. Special Payment and Delivery Instructions.


     Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.


     7. Tax Identification Number.


     Federal income tax law requires that a Holder whose offered Old Notes are accepted for exchange must provide the Company (as payor) with his, her or its correct Taxpayer Identification Number ("TIN"), which, in the case of an exchanging Holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, delivery to such Holder of New Notes may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS by the Holder. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."


     To prevent backup withholding, each exchanging Holder must provide his, her or its correct TIN by completing the Substitute Form W-9 enclosed herewith, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or
(iii) the IRS has notified the Holder that he, she or it is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the Substitute Form W-9 for information on which TIN to report. If you do not provide your TIN to the Company within 60 days, backup withholding will begin and continue until you furnish your TIN to the Company.


     8. Transfer Taxes.


     The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to the tendering Holder.


     Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.


     9. Waiver of Conditions.


     The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.


     10. Mutilated, Lost, Stolen or Destroyed Old Notes.


     Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.


     11. Requests for Assistance or Additional Copies.


     Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.


(DO NOT WRITE IN SPACE BELOW)

--------------------------------------------------------------------------------
   CERTIFICATE SURRENDERED         OLD NOTES TENDERED       OLD NOTES ACCEPTED
--------------------------------------------------------------------------------

-----------------------------  ------------------------  -----------------------

-----------------------------  ------------------------  -----------------------

-----------------------------  ------------------------  -----------------------
Delivery Prepared by ________   Checked By  ___________  Date__________________
-----------------------------  ------------------------  -----------------------

-----------------------------  ------------------------  -----------------------

                           PAYOR'S NAME: NEFF CORP.


SUBSTITUTE  Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below. See instructions if your name has changed.)


----------------------------------------------------------------------------
                   PART 1-PLEASE PROVIDE YOUR        _______________________
                   TAXPAYER IDENTIFICATION NUMBER    Social Security Number
                   ("TIN") IN THE BOX AT RIGHT AND OR
                   CERTIFY BY SIGNING AND DATING     _______________________
                   BELOW                             Employer Idenfification
                                                             Number
                   =============================================================
                   PART 2-Certification-Under penalties of
                          perjury, I certify that:              PART 3
                   (1) The number shown on this form is my
                       correct Taxpayer Identification          Awaiting TIN [ ]
                       Number (or I am waiting for a number
                       to be issued to me) and
                   (2) I am not subject to backup withholding
                       (i) I am exempt from backup
                       withholding, (ii) I have not been
                       notified by the Internal Revenue
SUBSTITUTE             Service ("IRS") that I am subject
                       to backup withholding as a result
FORM W-9               of failure to report all interest or
DEPARTMENT OF THE      dividends, or (iii) the IRS has
TREASURY               notified me that I am no longer
INTERNAL REVENUE       subject to backup withholding.
SERVICE
                         Certificate instructions-You must
PAYER'S REQUEST        cross out item (2) in Part 2 above
FOR TAXPAYER           if you have been notified by the IRS
IDENTIFICATION         that you are subject to backup
NUMBER ("TIN")         withholding because of under
                       reporting interest of dividends on
                       your tax return. However, if after
                       being notified by the IRS that you
                       were subject to backup withholding
                       you received another notification
                       from the IRS stating that you are no
                       longer subject to backup withholding,
                       do not cross out item (2).

                       SIGNATURE............DATE........1996

                       NAME (PLEASE PRINT)..................

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Note: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE
EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9


Obtaining a Number


     If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.


Payees Exempt from Backup Withholding


     Payees specifically exempted from backup withholding on ALL payments include the following:


         /bullet/ A corporation.

         /bullet/ An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under
                  Section 403(b)(7).

         /bullet/ The United States or any agency or instrumentality thereof.

         /bullet/ A state, the District of Columbia, a possession of the United
                  States, or any subdivision or instrumentality thereof, or a foreign government or any political subdivision, agency or instrumentality thereof.

         /bullet/ An international organization or any agency or instrumentality thereof.

         /bullet/ A foreign central bank of issue.

         /bullet/ A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

         /bullet/ A futures commission merchant registered with the Commodity
                  Futures Trading Commission.

         /bullet/ A real estate investment.

         /bullet/ An entity registered at all times during the tax year under the Investment Company Act of 1940 or a common trust fund operated by a bank under section 584(a).

         /bullet/ A financial institution.

         /bullet/ A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

         /bullet/ A trust exempt from tax under section 664 as described in section 4947.


     Payments of dividends and patronage dividends not generally subject to backup withholding include the following:


         /bullet/ Payments to nonresident aliens subject to withholding under section 1441.

         /bullet/ Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

         /bullet/ Payments of patronage dividends where the amount received is not paid in money.

         /bullet/ Payments made by certain foreign organizations.

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   Payments of interest not generally subject to backup withholding include the following:


         /bullet/ Payments of interest on obligations issued by individuals.
                  Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.

         /bullet/ Payments of tax-exempt interest (including exempt-interest dividends under section 852).

         /bullet/ Payments described in section 6049(b)(5) to nonresident aliens.

         /bullet/ Payments on tax-free covenant bonds under section 1451.

         /bullet/ Payments made by certain foreign organizations.

         /bullet/ Mortgage interest paid to you.


Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. ALSO SIGN AND DATE THE FORM. Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and
6050N.


Privacy Act Notice.--Section 6109 requires most recipients of dividend interest or other payments to give taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.


Penalties


     (1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.


     (2) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.


     (3) Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.


             FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT
                        OR THE INTERNAL REVENUE SERVICE.

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